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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 6, 2000
                                                        ------------------


                             GENESIS WORLDWIDE INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             OHIO                         1-1997                  34-4307810
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(State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
      of incorporation)                                         Identification
                                                                         Number)

2600 Kettering Tower, Dayton, Ohio                                   45423
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(Address of principal executive offices)                           (Zip Code)


        Registrant's telephone number, including area code (937) 910-9300
                                                           --------------



   ---------------------------------------------------------------------------
             (Former name or address, if changed since last report)


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         Item 5.     Other Event.
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         On September 5, 2000, Genesis Worldwide Inc. completed a settlement of certain issues that had arisen in connection with its purchase of the Herr Voss companies pursuant to the Stock Purchase Agreement dated May 13, 1999 among Genesis and the Selling Stockholders listed in such agreement (the "Stock Purchase Agreement"). The terms of the settlement are set forth in an Agreement, dated August 29, 2000, among Genesis, the Selling Stockholders, Three Cities Research, Inc. ("TCR"). A copy of the Agreement is included as Exhibit 10.1 to this Report.

         Pursuant to the Agreement, the following action was taken:

                  (1) Mutual releases were entered into among the parties with respect to certain representations and warranties in the Stock Purchase Agreement;

                  (2) A $325,000 cash payment was made to Genesis to cover costs incurred by Genesis in connection with certain litigation and workers compensation matters for which the Selling Stockholders retained responsibility and to cover certain taxes incurred prior to Genesis' purchase of the Herr Voss companies;

                  (3) The 12% Junior Subordinated Note in the principal amount of $15,000,000 issued by Genesis on June 30, 1999 in connection with the Stock Purchase Agreement was modified as follows:

                           (a) The principal amount of the note was reduced to $11,947,541;

                           (b) The applicable interest rate was reduced to 9%
                  for the period from July 1, 2000 through December 31, 2001;
                  and

                           (c) The interest payments due on September 30, 2000,
                  December 31, 2000 and March 31, 2001 are not paid in cash but added to the principal amount of the note and payable at maturity.

         A new note reflecting the above terms was issued in replacement of the original note issued on June 30, 1999. A copy of the new note is included as Exhibit 4.1 to this Report.

                  (4) The 500,000 common shares of Genesis issued to the Selling Stockholders on June 30, 1999 in connection with the Stock Purchase Agreement were returned to Genesis.

                  (5) The rights of the Selling Stockholders to earn additional warrants to purchase common shares of Genesis beginning June 30, 2000 were terminated.




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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENESIS WORLDWIDE INC.
Date: September 6, 2000
                                          /s/ Richard E. Clemens
                                          --------------------------------------
                                          Richard E. Clemens
                                          President and Chief Executive Officer





                                INDEX TO EXHIBITS
                                -----------------


(4)      INSTRUMENT DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING
         DEBENTURES:

         4.1 Genesis Worldwide Inc. 12% Junior Subordinated Note As Restated in the principal amount of $11,947,541.

(10)     MATERIAL CONTRACT:

         10.1 Agreement, dated August 29,2000, among Genesis Worldwide Inc., the Selling Stockholders named therein, and Three Cities Research, Inc. as Stockholders Representative.



















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